CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Salomon Brothers Institutional Series Funds Inc: High Yield Bond Fund (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                       Chief Administrative Officer
Salomon Brothers Institutional Series Funds   Salomon Brothers Institutional Series Funds
Inc: High Yield Bond Fund                     Inc: High Yield Bond Fund


/s/ R. Jay Gerken                             /s/ Andrew B. Shoup
-----------------------------------           ----------------------------------
R. Jay Gerken                                 Andrew B. Shoup
Date:  May 6, 2004                            Date:  May 6, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 'SS' 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Salomon Brothers Institutional Series Funds Inc:
Emerging Markets Debt Fund (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Administrative Officer
Salomon Brothers Institutional Series        Salomon Brothers Institutional
   Funds                                        Series Funds
Inc: Emerging Markets Debt Fund              Inc: Emerging Markets Debt Fund


/s/ R. Jay Gerken                            /s/ Andrew B. Shoup
-----------------------------------          -----------------------------------
R. Jay Gerken                                Andrew B. Shoup
Date: May 6, 2004                            Date:  May 6, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 'SS' 1350 and is not being filed as part of the Form N-CSR with the Commission.